SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2000

VISTEON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-15827	38-3519512

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Auto Club Drive, Dearborn, Michigan	48126

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800)-VISTEON

Item 5. Other Events.

      On July 14, 2000, we issued a press release reporting that our Board of Directors had declared a cash dividend. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description
99.1	Press release dated July 14, 2000

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: July 14, 2000	By: /s/ Stacy L. Fox
Stacy L. Fox Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 14, 2000